Biological Assets (Tables)	12 Months Ended
Dec. 31, 2024
Changes in biological assets [abstract]
Summary of Change in Carrying Value of Biological Assets

The Company’s biological assets consist of cannabis plants in various stages of vegetation, including plants which have not been harvested. The change in carrying value of biological assets is as follows:

As at	December 31, 2024	December 31, 2023
Balance, beginning of year	429	3,477
Increase in biological assets due to capitalized costs	7,243	21,501
Net change in fair value of biological assets	(892)	(7,936)
Transferred to inventory upon harvest	(5,593)	(16,613)
Balance, end of year	1,187	429